EXHIBIT 4(a)



    Number             USAA MUTUAL FUND, INC.         Shares

                           GROWTH FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code              CUSIP  903288 10 8
                                               See Reverse Side for
                                               Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Dyek R. Boles         PICTURE of              /s/Michael J.C. Roth
    TREASURER           USAA MUTUAL FUND, INC.        PRESIDENT
                              SEAL 1980




                                            Countersigned:
                                            USAA TRANSFER AGENCY COMPANY
                                            (San Antonio)      TRANSFER AGENT

                                            By_____________________________
                                                     AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                            (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee




     Please Print or Typewrite Name and Address of Assignee




                                         (                 )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated__________________Signature(s)_____________________________



Signature Guaranteed By ________________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Transfer Agency Company,
    USAA Building, San Antonio, TX 78288.


    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.





                          EXHIBIT 4(b)


    Number             USAA MUTUAL FUND, INC.         Shares

                           INCOME FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 20 7
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Dyek R. Boles        PICTURE of               /s/ Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                             SEAL 1980




                                            Countersigned:
                                            USAA TRANSFER AGENCY COMPANY
                                            (San Antonio)      TRANSFER AGENT

                                            By___________________________
                                                  AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                          (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee





     Please Print or Typewrite Name and Address of Assignee




                                                (           )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________Signature(s)_______________________



Signature Guaranteed By____________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Transfer Agency Company,
    USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.




                           EXHIBIT 4(c)



    Number             USAA MUTUAL FUND, INC.         Shares

                        MONEY MARKET FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 30 6
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Dyek R. Boles        PICTURE of               /s/ Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                             SEAL 1980




                                            Countersigned:
                                            USAA TRANSFER AGENCY COMPANY
                                            (San Antonio)      TRANSFER AGENT

                                            By____________________________
                                                  AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                   (Cust)       (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                            (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee






     Please Print or Typewrite Name and Address of Assignee





                                              (              )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated___________________Signature(s)_____________________________


Signature Guaranteed By__________________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Transfer Agency Company,
    USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.




                           EXHIBIT 4(d)


    Number             USAA MUTUAL FUND, INC.         Shares

                     AGGRESSIVE GROWTH FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 40 5
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Dyek R. Boles        PICTURE of               /s/ Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                             SEAL 1980




                                         Countersigned:
                                         USAA TRANSFER AGENCY COMPANY
                                         (San Antonio)      TRANSFER AGENT

                                         By___________________________
                                              AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                         (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee






     Please Print or Typewrite Name and Address of Assignee




                                              (             )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated__________________Signature(s)____________________________



Signature Guaranteed By_________________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Transfer Agency Company,
    USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.





                            EXHIBIT 4(e)


    Number             USAA MUTUAL FUND, INC.         Shares

                        INCOME STOCK FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 60 3
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Dyek R. Boles        PICTURE of               /s/Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                              SEAL 1980




                                            Countersigned:
                                            USAA TRANSFER AGENCY COMPANY
                                            (San Antonio)      TRANSFER AGENT

                                            By____________________________
                                                 AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                          (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee



     Please Print or Typewrite Name and Address of Assignee





                                          (                 )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________ Signature(s)________________________________



Signature Guaranteed By____________________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Transfer Agency Company,
    USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.



                           EXHIBIT 4(f)


    Number             USAA MUTUAL FUND, INC.         Shares

                      GROWTH & INCOME FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 80 1
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Sherron Kirk        PICTURE of                /s/Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                             SEAL 1980




                                          Countersigned:
                                          USAA SHAREHOLDER ACCOUNT SERVICES
                                          (San Antonio)      TRANSFER AGENT

                                          By_________________________
                                              AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                       (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee




     Please Print or Typewrite Name and Address of Assignee





                                              (             )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________Signature(s)_____________________________


Signature Guaranteed By_________________________________________


    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account
    Services, USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.




                           EXHIBIT 4(g)


    Number             USAA MUTUAL FUND, INC.         Shares

                      SHORT-TERM BOND FUND
      Incorporated Under the Laws of the State of Maryland




Account No.            Alpha Code                     CUSIP 903288 70 2
                                                      See Reverse Side for
                                                      Certain Definitions




THIS CERTIFIES that






is the owner of


fully paid and nonassessable shares of the common stock of the par value of one cent per share of USAA MUTUAL FUND, INC., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:



    /s/ Sherron Kirk         PICTURE of               /s/Michael J.C. Roth
    TREASURER          USAA MUTUAL FUND, INC.         PRESIDENT
                              SEAL 1980




                                           Countersigned:
                                           USAA SHAREHOLDER ACCOUNT SERVICES
                                           (San Antonio)      TRANSFER AGENT

                                           By______________________________
                                                 AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -. . .Custodian. . .
TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
JT TEN  - as joint tenants with the             under Uniform Gifts to Minors
          right of survivorship and             Act . . . . . .  . . . . . .
          not as tenants in common                          (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, I/We hereby sell, assign and transfer unto



Please Insert Social Security or Other
Taxpayer Identification Number of Assignee





     Please Print or Typewrite Name and Address of Assignee

                                         (                 )
shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said
stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________ Signature(s)______________________________



Signature Guaranteed By________________________________________

    (The signature(s) to this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever.)

    This certificate is transferable or redeemable at the offices of the Transfer Agent, USAA Shareholder Account
    Services, USAA Building, San Antonio, TX 78288.

    The Signature Guarantee must be by an authorized person of a commercial bank or trust company which is a member of the FDIC, a savings bank or savings and loan association which is a member of the FSLIC, a credit union which is a member of the NCUA, or by a member firm of a domestic stock exchange. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.